                                                         ROBERT J. CALLANDER





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:  May 11, 1998                                 /s/ Robert J. Callander
                                                     -----------------------
                                                         Robert J. Callander

                                                            PATRICIA BARRON



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as her Attorney-in-Fact and hereby grants to each of them acting alone without the others, for her and in her name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     May 11, 1998                                   /s/  Patricia Barron
                                                          --------------------
                                                               Patricia Barron

                                                               EDWARD G. JORDAN





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                   /s/  Edward G. Jordan
                                                      ---------------------
                                                           Edward G. Jordan

                                                              JAMES E. PRESTON





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                    /s/  James E. Preston
                                                       ---------------------
                                                            James E. Preston

                                                            JOSEPH NEUBAUER





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                   /s/  Joseph Neubauer
                                                      --------------------
                                                           Joseph Neubauer

                                                           LEE F. DRISCOLL, JR.





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                              /s/ Lee F. Driscoll, Jr.
                                                 ------------------------
                                                     Lee F. Driscoll, Jr.

                                                          MITCHELL S. FROMSTEIN





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                               /s/  Mitchell S. Fromstein
                                                  --------------------------
                                                       Mitchell S. Fromstein

                                                           REYNOLD C. MACDONALD





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                /s/ Reynold C. MacDonald
                                                   ------------------------
                                                       Reynold C. MacDonald

                                                            RONALD R. DAVENPORT





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                  /s/ Ronald R. Davenport
                                                     -----------------------
                                                         Ronald R. Davenport

                                                              THOMAS H. KEAN





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                /s/ Thomas H. Kean
                                                   ------------------
                                                       Thomas H. Kean

                                                            JAMES E. KSANSNAK





                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin
W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $425 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated: May 11, 1998                                       /s/ James E. Ksansnak
                                                          ---------------------
                                                              James E. Ksansnak